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                                                                    EXHIBIT 24.1

                                RESOLUTION OF THE
                              BOARD OF DIRECTORS OF
                                PG&E CORPORATION

                                February 18, 2004

                  WHEREAS, the Audit Committee of this Board of Directors has reviewed the audited consolidated financial statements for this corporation for the year ended December 31, 2003, and has recommended to the Board that such financial statements be included in the corporation's Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission;

                  BE IT RESOLVED that each of LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES is hereby authorized to sign on behalf of this corporation and as attorneys in fact for the Chairman of the Board, Chief Executive Officer, and President, the Senior Vice President and Chief Financial Officer, and the Senior Vice President and Controller of this corporation the Form 10-K Annual Report for the year ended December 31, 2003, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Form 10-K Annual Report.

                  I, LINDA Y.H. CHENG, do hereby certify that I am Corporate Secretary of PG&E CORPORATION, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true, and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held at the office of said corporation on February 18, 2004; and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

                  WITNESS my hand and the seal of said corporation hereunto affixed this 19th day of February, 2004.

                                     LINDA Y.H. CHENG
                                     ------------------------
                                     Linda Y.H. Cheng
                                     Corporate Secretary
                                     PG&E CORPORATION

C O R P O R A T E

     S E A L
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                                RESOLUTION OF THE
                              BOARD OF DIRECTORS OF
                        PACIFIC GAS AND ELECTRIC COMPANY

                                February 18, 2004

                  WHEREAS, the Audit Committee of this Board of Directors has reviewed the audited consolidated financial statements for this company for the year ended December 31, 2003, and has recommended to the Board that such financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission;

                  BE IT RESOLVED that each of LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES is hereby authorized to sign on behalf of this company and as attorneys in fact for the President and Chief Executive Officer, the Senior Vice President - Chief Financial Officer and Treasurer, and the Vice President - Controller of this company the Form 10-K Annual Report for the year ended December 31, 2003, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Form 10-K Annual Report.

                  I, LINDA Y.H. CHENG, do hereby certify that I am Corporate Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true, and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held on February 18, 2004; and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

                  WITNESS my hand and the seal of said corporation hereunto affixed this 19th day of February, 2004.

                                     LINDA Y.H. CHENG
                                     ------------------------------------
                                     Linda Y.H. Cheng
                                     Corporate Secretary
                                     PACIFIC GAS AND ELECTRIC COMPANY

C O R P O R A T E

     S E A L